CURTISS-WRIGHT







4Q and FY 2017 Earnings Conference Call

February 22, 2018







NYSE: CW

CURTISS-WRIGHT

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management's ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. This presentation also includes certain non-GAAP financial measures with reconciliations being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Full-Year 2017 Highlights and 2018 Business Outlook

FY 2017 Highlights

- **Net Sales up 8% overall (5% organic)**
  - Higher organic sales in all end markets, led by strong general industrial demand
  - Contribution from TTC acquisition in the Defense segment
- **Operating Margin of 15.0% (15.7% excluding TTC purchase accounting)**
  - Exceeded expectations due to improved sales and solid execution
  - Benefited from ongoing margin improvement initiatives
- **Diluted EPS of $4.80, up 14%**
  - Driven by double-digit increase in operating income
  - Includes ($0.23) net charge from 2017 Tax Cuts and Jobs Act and $0.17 tax benefit from share based compensation
- **Free Cash Flow[1] of $336M, FCF conversion 156%**
  - Driven by significant reduction in working capital to 18.8% of sales

FY 2018 Business Outlook

- **Expect higher Sales, Operating Income, Operating Margin and EPS; Solid FCF**
  - Improved sales outlook in all end markets
  - Double-digit growth in operating income and diluted EPS; Continued margin expansion
  - Dresser-Rand acquisition[2] expected to boost sales; accretive to EPS ex-purchase accounting

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures. FCF conversion is defined as free cash flow divided by net earnings from continuing operations.
(2) The Company will update its guidance to reflect the financial impact of the Dresser-Rand business following the closing of the transaction, currently expected in the second quarter of 2018.

Note:
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

Fourth Quarter 2017 Highlights

- **Net Sales up 8% overall (3% organic)**
  - Benefit of TTC acquisition (+$25M) in the Defense Segment
  - Higher organic sales in most end markets, led by improved industrial demand
- **Strong Free Cash Flow[(1)] of $209M, FCF conversion 308%**
  - Driven by substantial reduction in working capital to 18.8% of sales
    - Reached top-quartile status
  - Includes $25M advanced payment on the AP1000 China Direct program, originally expected in 2018
- **Diluted EPS of $1.52, ahead of expectations**
  - Reflects higher than expected organic sales and operating income, plus the contribution from TTC
  - Includes ($0.23) net charge from 2017 Tax Cuts and Jobs Act and $0.05 tax benefit from share based compensation
- **New Orders surged 17%**
  - Reflects higher aerospace, defense and industrial demand

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures. FCF conversion is defined as free cash flow divided by net earnings from continuing operations.

Note:
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

Rigorous Working Capital Management



Working Capital* as a % of Sales
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
32.0%
23.4%
25.4%
21.0%
18.8%
1,320 bps Improvement
Top Quartile (19.8%)
2013
2014
2015
2016
2017

Achieved Top Quartile status vs. peers!

Key Drivers:

- Company-wide drive to reduce working capital
- Reducing past due receivables
- Extending vendor payment terms / Deployed supply chain financing option
- Aligning inventory management with lean initiatives

*Working Capital = Accounts receivable plus inventory minus accounts payable, deferred income and deferred development costs.

Note: Peer group per CW 2017 proxy. Top quartile calculation reflects three-year average 2014-2016.

CURTISS-WRIGHT

Strong Free Cash Flow Generation



Free cash flow
($ in millions)
Free cash flow
conversion (%)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
240%
220%
200%
180%
160%
140%
120%
100%
80%
FCF
$166
119%
$265
156%
$272
141%
$376
199%
$336
156%
2013
2014
2015 Pro Forma
2016
2017

Key Drivers:

- Rigorous working capital management
- More efficient execution and cash flow management
- Focus on highest return CapEx investments
- $25M advanced payment received in Q4'17, originally expected in 2018

Notes: Free cash flow is defined as cash flow from operations less capital expenditures.
2015 adjusted to remove the $145 million contribution to the Company's corporate defined benefit pension plan.
FCF conversion is defined as free cash flow divided by net earnings from continuing operations.

Impact of Tax & Accounting Changes - 2017

- **Tax Cuts and Jobs Act:**
  - The effective tax rate for fourth quarter and full-year 2017 includes a net charge of approximately $10M, or $0.23 decrease to EPS, reflecting:
    - $22M charge for the mandatory deemed repatriation of foreign earnings ("transition tax"), which is payable over 8 years beginning in 2018, partially offset by:
    - $12M benefit relative to re-measurement of U.S. deferred tax balances to reflect the new lower U.S. corporate income tax rate.
  - These amounts represent provisional estimates, subject to finalization over the course of 2018.

- **Employee Share-Based Payment Accounting:**
  - Adoption of ASU 2016-09 Improvements to Employee Share-Based Payment Accounting
  - Full-year 2017 tax rate includes the impact of a discrete tax benefit of $7.8M, which resulted in a $0.17 increase to EPS

CURTISS-WRIGHT

Impact of New Accounting Rules - 2018

- **Tax Cuts and Jobs Act:**
  - U.S. corporate tax rate reduced from 35% to 21%
  - Overall effective tax rate at 24% reflecting the new tax law changes
- **Pension Accounting Change:**
  - Non-service cost components of Pension expense will be reclassified from Operating Income to Other Income/Expense
  - Impacts to 2017 and 2018:
    - Lower Operating Income of $14 - 15M
    - Lower Operating Margin of 60 - 70 bps
    - No Change to Earnings per Share
- **Revenue Recognition Adoption (ASC 606):**
  - Impact to 2018 is projected to be Immaterial

2018E End Market Sales Growth (Guidance as of Feb. 21, 2018)

	FY2017 Reported	FY2018E	% of Total Sales
Aero Defense	20%	8 - 10%	17%
Ground Defense	12%	0 - 2%	4%
Naval Defense	1%	0 - 2%	17%
Total Defense Including Other Defense	**10%**	**3 - 5%**	**39%**
Commercial Aero	4%	0 - 2%	18%
Power Generation	4%	6 - 8%	19%
General Industrial	9%	3 - 5%	24%
Total Commercial	**6%**	**3 - 5%**	**61%**
Total Curtiss-Wright	**8%** **(5% organic)**	**3 - 5%**	**100%**

Notes: Amounts may not add down due to rounding. Guidance does not include the potential acquisition of the Dresser-Rand government business.

CURTISS-WRIGHT

2018E Financial Outlook (Guidance as of Feb. 21, 2018)

($ in millions, except EPS)	FY2017 Reported	FY2017 Adj. for Pension Reclass(1)	FY2018E (Unadjusted)	Pension Re-class	FY2018E Adj. for Pension Reclass(1)	FY2018E % Change vs 2017 Adjusted(1)
Commercial / Industrial	$1,163	$1,163	$1,183 - 1,203		$1,183 - 1,203	2 - 3%
Defense	$555	$555	$565 - 575		$565 - 575	2 - 4%
Power	$553	$553	$587 - 597		$587 - 597	6 - 8%
Total Sales	**$2,271**	**$2,271**	**$2,335 - 2,375**		**$2,335 - 2,375**	**3 - 5%**
Commercial / Industrial Margin	$168 14.5%	$168 14.5%	$175 - 180 14.8%- 15.0%	<($1)	$174 - 179 14.7%- 14.9%	4 - 7% +20 - 40 bps
Defense Margin	$109 19.7%	$109 19.7%	$121 - 124 21.4%- 21.6%	<($1)	$121 - 124 21.3%- 21.5%	10 - 13% +160 - 180 bps
Power Margin	$85 15.4%	$81 14.7%	$96 - 99 16.4%- 16.6%	($2)	$94 - 97 16.0%- 16.2%	16 - 19% +130 - 150 bps
Corporate and Other	($23)	($34)	($23 - 24)	($11)	($34 - 35)	-
Total Oper. Income **CW Margin**	**$340** **15.0%**	**$325** **14.3%**	**$369 - 379** **15.8% - 16.0%**	**($14)** **(60 bps)**	**$355 - 365** **15.2% - 15.4%**	**9 - 12%** **+90 - 110 bps**

Notes: Amounts may not add down due to rounding. Guidance does not include the potential acquisition of the Dresser-Rand government business.

(1) Full-year 2017 adjusted results and expectations for 2018 guidance include the impacts from the adoption of ASU 2017-07 "Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost," which results in reclassification of the non-service components of Pension expense from Operating Income to Other Income/Expense effective for fiscal years beginning after December 15, 2017. This accounting change lowers operating income by $14.6 million and $14.0 million, respectively, and lowers operating margin by 70 and 60 basis points, respectively, in full-year 2017 and projected full-year 2018 periods. This change is neutral to earnings per share in both periods.

2018E Financial Outlook (Guidance as of Feb. 21, 2018)

($ in millions, except EPS)	FY2017 Reported	FY2017 Adj. for Pension Reclass[1]	FY2018E (Unadjusted)	Pension Re-class	FY2018E Adj. for Pension Reclass[1]	FY2018E % Change vs 2017 Adjusted[1]
Total Operating Income	**$340**	**$325**	**$369 - 379**	***($14)***	**$355 - 365**	***9 - 12%***
Other Income/(Expense)	$1	$16	$0	*$14*	$14	
Interest Expense	$41	$41	$37 - 38		$37 - 38	
Provision for Income Taxes[2]	$85	$85	$80 - 82		$80 - 82	
Effective Tax Rate[2]	28.3%	28.3%	24.0%		24.0%	
Diluted EPS[2]	**$4.80**	**$4.80**	**$5.65 - 5.80**	**-**	**$5.65 - 5.80**	***18 - 21%***
Diluted Shares Outstanding	44.8	44.8	44.7		44.7	

Notes: Amounts may not add down due to rounding. Guidance does not include the potential acquisition of the Dresser-Rand government business.

(1) Full-year 2017 adjusted results and expectations for 2018 guidance include the impacts from the adoption of ASU 2017-07 "Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost," which results in reclassification of the non-service components of Pension expense from Operating Income to Other Income/Expense effective for fiscal years beginning after December 15, 2017. This accounting change lowers operating income by $14.6 million and $14.0 million, respectively, and lowers operating margin by 70 and 60 basis points, respectively, in full-year 2017 and projected full-year 2018 periods. This change is neutral to earnings per share in both periods.

(2) Full-year 2017 and 2018 effective tax rate guidance includes the impacts of the Tax Cuts and Jobs Act.

2018E Financial Outlook (Guidance as of Feb. 21, 2018)

($ in millions)	FY2017A	FY2018E
Free Cash Flow (1)(5)	**$336**	**$230 - 250**
Adjusted Free Cash Flow (2)(5)	**$336**	**$280 - 300**
Free Cash Flow Conversion(3)	156%	91 - 96%
Adjusted Free Cash Flow Conversion(4)	156%	111 - 116%
Capital Expenditures	$53	$50 - 60
Depreciation & Amortization	$100	$95 - 105

Note: Guidance does not include the potential acquisition of the Dresser-Rand government business.

Targets:

- Minimum free cash flow of $250 Million (unchanged)
- Average free cash flow conversion of at least 110% (previously >125%)
  - Change due to expectations for higher than expected net income due to reduced corporate tax rate

Notes:

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures.
(2) Adjusted Free Cash Flow excludes a voluntary contribution to the Company's corporate defined benefit pension plan of $50 million in 2018.
(3) Free Cash Flow Conversion is calculated as free cash flow divided by net earnings from continuing operations.
(4) Adjusted free Cash Flow Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations.
(5) 2017 Free Cash Flow includes $25M advanced payment on China Direct AP1000 program originally expected in 2018.

Acquisition of Dresser-Rand Government Business[1]

Strategic and Financial Objectives	Rationale for Acquisition
High IP content with strong, competitive positions supporting U.S. Navy	▪ Expands CW shipset content and increases footprint on naval vessels – CW: preferred supplier of pumps and valves used in nuclear propulsion system on subs / carriers – DR: preferred supplier of steam turbines and main engine guard valves on all aircraft carriers ▪ Acquire service centers at 3 of the largest U.S. Navy bases – Enables CW to expand its Navy shipyard presence and capture more non-CW revenue ▪ High barriers to entry
Highly-engineered products in niche markets	▪ Long-term relationships with nearly identical customer base ▪ Fills technology gaps in existing portfolio
Expected to be in-line with CW long-term financial metrics	▪ Financial expectations: – Accretive to EPS, ex. year one purchase accounting – In-line with CW long-term profitability – Solid free cash flow contributor

Dresser-Rand acquisition supports long-term profitable growth and increases shareholder value

(1) The Company will update its guidance to reflect the financial impact of the Dresser-Rand business following the closing of the transaction, currently expected in the second quarter of 2018.

CURTISS-WRIGHT

Positioned to Deliver Strong 2018 Results

- **Synchronized sales growth, up 3 - 5%**
  - Increases in all end markets
- **Continued operating margin expansion**
  - Solid improvement of 90 - 110 bps
  - Improving sales outlook and ongoing benefit of operational and margin improvement initiatives
  - Will remain in Top Quartile of our peer group for key financial metrics
- **Solid, double-digit growth in diluted EPS, up 18 - 21%**
- **Adjusted free cash flow remains solid, driven by efficient working capital management**
- **Committed to a balanced capital allocation strategy**

2016 Investor Day



Well Positioned for Growth
Rebounds in Core Markets....
SALES VOLUME
O.I.
EPS
FCF
....will Drive Strong Profitability and Free Cash Flow
Consistently Increasing Shareholder Value

Note: Guidance does not include the potential acquisition of the Dresser-Rand government business.

Note:
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

CURTISS-WRIGHT

Appendix

Non-GAAP Reconciliation

Three Months Ended
December 31,
2017 vs. 2016

	Commercial/Industrial		Defense		Power		Total Curtiss-Wright	
	Sales	Operating income	Sales	Operating income	Sales	Operating income	Sales	Operating income
Organic	6%	(3%)	9%	4%	(8%)	(23%)	3%	(6%)
Acquisitions	0%	0%	18%	27%	0%	0%	4%	9%
Foreign Currency	1%	0%	2%	(3%)	0%	0%	1%	(1%)
Total	7%	(3%)	29%	28%	(8%)	(23%)	8%	2%

Year Ended
December 31,
2017 vs. 2016

	Commercial/Industrial		Defense		Power		Total Curtiss-Wright	
	Sales	Operating income	Sales	Operating income	Sales	Operating income	Sales	Operating income
Organic	4%	7%	5%	4%	6%	11%	5%	7%
Acquisitions	0%	0%	14%	8%	0%	0%	3%	3%
Foreign Currency	0%	1%	0%	(1%)	0%	0%	0%	0%
Total	4%	8%	19%	11%	6%	11%	8%	10%

Organic Revenue and Organic Operating Income

The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company's ongoing business performance. Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.

Note: Amounts may not add due to rounding

CURTISS-WRIGHT

Full Year 2017 End Market Sales Growth

	FY2017A	% of Total Sales
Aero Defense	20%	16%
Ground Defense	12%	4%
Naval Defense	1%	18%
Total Defense Including Other Defense	**10%**	**39%**
Commercial Aero	4%	18%
Power Generation	4%	19%
General Industrial	9%	24%
Total Commercial	**6%**	**61%**
Total Curtiss-Wright	**8%** **(5% organic)**	**100%**

Notes:

Percentages in chart relate to Full Year 2017 sales compared with the prior year.
All figures presented on a continuing operations basis.
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

Key Drivers

Defense Markets (10% sales growth, 3% organic)

- **Aerospace Defense:** Higher sales of flight test equipment (TTC on JSF program) and embedded computing products (UAV programs)
- **Ground Defense:** Higher international sales of turret drive stabilization systems
- **Naval Defense:** Higher revenues on aircraft carrier program, partially offset by lower submarine revenues

Commercial Markets (6% sales growth, 6% organic)

- **Commercial Aerospace:** Higher sensors and actuation systems sales on narrowbody platforms and regional jets
- **Power Generation:** Higher AP1000 China Direct program, partially offset by lower domestic nuclear aftermarket revenues
- **General Industrial:** Solid demand for industrial vehicle products and improved industrial valve sales

CURTISS-WRIGHT

2017 End Market Sales Waterfall

($ Millions)



Total CW End Markets
$2,271
Defense Markets
39%
Commercial Markets
61%
Naval
18%
Aerospace
17%
Ground
4%
Commercial Aerospace
18%
Aircraft Equipment
71%
Surface Tech Services
29%
Power Generation
19%
Aftermarket Nuclear
59%
New Build / AP1000
28%
Non-Nuclear
13%
Non-Nuclear:
Surface Technologies services (peening, coatings); Fossil power gen equipment
General Industrial
24%
Industrial Vehicles
41%
Industrial Valves
21%
Surface Tech Services
21%
Sensors and Controls
17%

Industrial Vehicles:
"Own the Cab" strategy
40% On-highway, 35% Off-Highway, 25% Medical

Industrial Valves:
65% O&G, 35% Chem/Petro; 75% MRO, 25% projects

Sensors and Controls:
Sensors, controls, electric actuation and industrial automation equipment

Note: Percentages in chart relate to Full-Year 2017 sales

2017 Sales by Segment vs. End Market (1)

Commercial / Industrial Segment



General Industrial 47%
Commercial Aerospace 31%
Aerospace Defense 9%
Naval Defense 7%
Power Generation 6%

Power Segment



Power Generation 64%
Naval Defense 36%

Defense Segment



Aerospace Defense 48%
Naval Defense 24%
Ground Defense 16%
General Industrial 2%
Commercial Aerospace 10%

Note: Percentages in chart relate to Full-Year 2017 sales

2017 Sales by Segment vs. End Market (2)


Commercial / Industrial Segment
General Industrial 47%
Commercial Aerospace 31%
Aerospace Defense 9%
Naval Defense 7%
Power Generation 6%

Note: Percentages in chart relate to Full-Year 2017 sales

General Industrial (47%):

- Industrial vehicles (on-highway, off-highway, medical mobility)
- Industrial valves (O&G, chemical, petrochemical)
- Surface Tech services (peening, coatings, analytical testing)
- Sensors and controls; Industrial automation

Commercial Aerospace (31%):

- Primarily Commercial OEM
- Actuation, sensors and controls equipment
- Surface Tech services (peening, coatings)

Aerospace Defense (9%):

- Actuation, sensors and controls equipment
- Surface Tech services (peening, coatings)

Naval Defense (7%):

- Valves for nuclear submarines and aircraft carriers

Power Generation (6%):

- Valves; Surface Tech services (peening, coatings)

CURTISS-WRIGHT

2017 Sales by Segment vs. End Market (3)


Defense Segment
Aerospace Defense 48%
Naval Defense 24%
Ground Defense 16%
Commercial Aerospace 10%
General Industrial 2%

Aerospace Defense (48%):

- Commercial Off-the-Shelf (COTS) embedded computing products
- Avionics and electronics; flight test equipment
- Aircraft data management solutions

Naval Defense (24%):

- COTS embedded computing products
- Instrumentation and control systems
- Helicopter handling solutions

Ground Defense (16%):

- COTS embedded computing products
- Refurbishment and upgrades (U.S. vehicles)
- Turret-drive stabilization systems (international vehicles)

Commercial Aerospace (10%):

- Avionics and electronics; flight test equipment
- Aircraft data management solutions

Note: Percentages in chart relate to Full-Year 2017 sales

2017 Sales by Segment vs. End Market (4)


Power Segment
Power Generation 64%
Naval Defense 36%

Power Generation (64%):

- Commercial nuclear aftermarket products and services
- AP1000 reactor coolant pumps (RCPs) and other new build equipment
- Small modular reactors (SMRs) components
- Fossil power generation equipment

Naval Defense (36%):

- Nuclear propulsion equipment (pumps and generators) for submarines and aircraft carriers
- Electromagnetic aircraft launching and advanced arresting gear systems

Note: Percentages in chart relate to Full-Year 2017 sales

2018 End Market Sales Waterfall (Guidance as of Feb. 21, 2018)

($ Millions)

Guidance:
Defense Markets up 3-5%
Comm'l Markets up 3-5%



Total CW End Markets
$2,335 - 2,375
Defense Markets
39%
Commercial Markets
61%
Naval
18%
Aerospace
17%
Ground
4%
Commercial Aerospace
18%
Aircraft Equipment
70%
Surface Tech Services
30%
Power Generation
19%
Aftermarket Nuclear
58%
New Build / AP1000
31%
Non-Nuclear
11%
Non-Nuclear:
Surface Technologies services (peening, coatings); Fossil power gen equipment
General Industrial
24%
Industrial Vehicles
41%
Industrial Valves
22%
Surface Tech Services
20%
Sensors and Controls
17%

Note: Percentages in chart relate to Full-Year 2018 sales. Guidance does not include the potential acquisition of the Dresser-Rand government business.

Industrial Vehicles:
"Own the Cab" strategy
45% On-highway, 35% Off-Highway, 25% Medical

Industrial Valves:
65% O&G, 35% Chem/Petro; 75% MRO, 25% projects

Sensors and Controls:
Sensors, controls, electric actuation and industrial automation equipment

CURTISS-WRIGHT